Exhibit 21.1

Legal Name	State/Country of Organization
Bravo Holding LLC	DE
Bravo Media LLC	NY
CBS Holdco, LLC	DE
Centaur Funding Corporation	Cayman Islands
Century-TCI California Communications, L.P.	DE
Century-TCI Holdings, LLC	DE
CNBC LLC	DE
CNBC/MSNBC, L.L.C.	DE
COM South, LLC	CO
Comcast ABB Note Consolidation, Inc.	DE
Comcast AG Holdings, LLC	DE
Comcast Broadband Security, LLC	DE
Comcast Business Communications, LLC	PA
Comcast Cable Communications Management, LLC	DE
Comcast Cable Communications, LLC	DE
Comcast Cable Funding I, LLC	DE
Comcast Cable of Maryland, LLC	DE
Comcast CCW Holdings, LLC	DE
Comcast CHC, LLC	DE
Comcast Commercial Services Group Holdings, LLC	DE
Comcast Contribution Holdings, LLC	DE
Comcast DW Holding, Inc.	DE
Comcast Garden State, LLC	DE
Comcast Holdings Corporation	PA
Comcast Interactive Media, LLC	DE
Comcast IP Phone, LLC	PA
Comcast MO Express Midwest, Inc.	OH
Comcast MO Holdings I, LLC	DE
Comcast MO Investments, LLC	DE
Comcast MO SPC I, LLC	DE
Comcast MO SPC II, LLC	DE
Comcast Navy Acquisition, LLC	DE
Comcast Navy Contribution, LLC	DE
Comcast Navy Holdings, LLC	DE
Comcast of Arkansas/Florida/Louisiana/Minnesota/Mississippi/Tennessee, LLC	DE
Comcast of Boston, Inc.	NY
Comcast of California II, LLC	DE
Comcast of California III, Inc.	PA
Comcast of California IX, Inc.	PA
Comcast of California/Colorado, LLC	DE
Comcast of California/Colorado/Florida/Oregon, Inc.	PA
Comcast of California/Colorado/Illinois/Indiana/Michigan GP, LLC	DE
Comcast of California/Colorado/Illinois/Indiana/Michigan, LP	DE
Comcast of California/Maryland/Pennsylvania/Virginia/West Virginia, LLC	DE

Comcast of California/Massachusetts/Michigan/Utah, LLC	DE
Comcast of Colorado IX, LLC	DE
Comcast of Colorado/Florida/Michigan/New Mexico/Pennsylvania/Washington, LLC	CO
Comcast of Colorado/Pennsylvania/West Virginia, LLC	DE
Comcast of Connecticut, Inc.	OK
Comcast of Connecticut/Georgia/Massachusetts/New Hampshire/New York/North Carolina/Virginia/Vermont, LLC	DE
Comcast of Florida	WY
Comcast of Florida/Georgia/Illinois/Michigan, LLC	FL
Comcast of Florida/Georgia/Pennsylvania, LP	DE
Comcast of Garden State, L.P.	DE
Comcast of Houston, LLC	DE
Comcast of Illinois VI, LLC	DE
Comcast of Illinois/Indiana/Ohio, LLC	DE
Comcast of Maine/New Hampshire, Inc.	NH
Comcast of Maryland, LLC	CO
Comcast of Massachusetts II, Inc.	DE
Comcast of Massachusetts III, Inc.	DE
Comcast of New Jersey II, LLC	DE
Comcast of Oregon II, Inc.	OR
Comcast of Pennsylvania II, L.P.	DE
Comcast of Philadelphia II, LLC	DE
Comcast of Potomac, LLC	DE
Comcast of South Jersey, LLC	DE
Comcast of Southeast Pennsylvania, LLC	DE
Comcast of the South	CO
Comcast of the South, L.P.	DE
Comcast of Utah II, Inc.	PA
Comcast OTR1, LLC	DE
Comcast Phone, LLC	DE
Comcast Programming Ventures III, LLC	DE
Comcast Shared Services, LLC	DE
Comcast Snap Holdings II, LLC	DE
Comcast Snap Holdings, Inc.	DE
Comcast Spectacor Holding Company	DE
Comcast SportsNet Bay Area Holdings, LLC	DE
Comcast SportsNet Chicago Holdings, LLC	DE
Comcast SportsNet Chicago, LLC	DE
Comcast SportsNet NE Holdings, Inc.	DE
Comcast SportsNet New England Holdings, LLC	DE
Comcast SportsNet Philadelphia Holdings, LLC	DE
CSNNE Partner, LLC	DE
E! Entertainment Television, LLC	DE
E! Holdings, Inc.	DE
Estrella Communications LLC	DE
Jones Cable Holdings, LLC	CO
KNTV License LLC	DE

KNTV Television LLC	DE
Lenfest Jersey, LLC	DE
MSNBC Cable L.L.C.	DE
MSNBC Super Desk LLC	DE
NBC Facilities LLC	NY
NBC Sports Network, L.P.	DE
NBC Stations Management II LLC	DE
NBC Stations Management LLC	CO
NBC Subsidiary (KNBC-TV) LLC	DE
NBC Subsidiary (WCAU-TV), L.P.	DE
NBC Subsidiary (WMAQ-TV) LLC	DE
NBC Subsidiary (WRC-TV) LLC	DE
NBC Subsidiary (WTVJ-TV) LLC	DE
NBC Telemundo License Holding LLC	DE
NBC Telemundo License LLC	DE
NBC Telemundo LLC	DE
NBC West, LLC	DE
NBC-Rainbow Holding LLC	CA
NBCU Acquisition Sub LLC	DE
NBCU Cable Entertainment Holding LLC	DE
NBCU Corporate Holdings, LLC	DE
NBCU New Site Holdings LLC	DE
NBCU Television Holding LLC	DE
NBCUniversal Asia, LLC	DE
NBCUniversal Digital Enterprises LLC	DE
NBCUniversal Digital Enterprises Productions LLC	DE
NBCUniversal Enterprise, Inc.	DE
NBCUniversal Media, LLC	DE
NBCUniversal, LLC	DE
NBC-West Coast Holding II LLC	DE
NBC-West Coast Holding LLC	DE
NewCo Cable, Inc.	DE
New-U Studios LLC	DE
Open 4 Business Productions LLC	DE
Outlet Broadcasting LLC	RI
Outlet Communications LLC	DE
Pacific Regional Programming Partners	NY
Parks Holdings Acquisition LLC	DE
Parks Holdings Acquisition Sub LLC	DE
Parnassos Communications, LLC	DE
SNL Entertainment Holdings, Inc.	DE
St. Louis Tele-Communications, Inc.	MO
TCI Adelphia Holdings, LLC	DE
TCI Cablevision of South Dakota, Inc.	SD
TCI California Holdings, LLC	CO
TCI Evangola, Inc.	WY

TCI Lake II, LLC	CO
TCI of North Dakota, Inc.	ND
TCI of Southern Minnesota, Inc.	DE
TCI Ohio Holdings, Inc.	CO
TCI Pennsylvania Holdings, Inc.	CO
Tele-Communications of Colorado, Inc.	CO
Telemundo Group LLC	DE
Telemundo Media LLC	DE
Telemundo Network Group LLC	DE
Telemundo of Arizona LLC	DE
Telemundo of Chicago LLC	DE
Telemundo of Denver LLC	DE
Telemundo of Florida LLC	DE
Telemundo of Fresno LLC	DE
Telemundo of New England LLC	DE
Telemundo of Northern California LLC	CA
Telemundo of Texas LLC	DE
TGC, LLC	DE
UCTC of Los Angeles County, Inc.	DE
United Cable Television of Los Angeles, LLC	CA
Universal City Development Partners, Ltd.	FL
Universal City Florida Holding Co. I	FL
Universal City Florida Holding Co. II	FL
Universal City Property Management II LLC	DE
Universal City Studios LLC	DE
Universal City Studios Productions LLLP	DE
Universal Studios Company LLC	DE
Universal Studios International B.V.	The Netherlands
Universal Studios Limited	England & Wales
Universal Studios LLC	DE
Universal Television LLC	NY
Universal Television Networks	NY
Universal TV NewCo LLC	DE
USA Networks Partner LLC	DE
USANi Holding Company LLC	DE
USI Entertainment LLC	DE
USJ Co., Ltd.	Japan
Versus Holdings, LLC	DE
Video 44 Acquisition LLC	IL
VUE Holding LLC	DE
VUE NewCo LLC	DE
WCAU Holdings, LLC	DE
WestMarc Cable Holding, Inc.	DE
WNJU-TV Broadcasting LLC	NJ